OTHER PROVISIONS	12 Months Ended
Dec. 31, 2017
OTHER PROVISIONS.
OTHER PROVISIONS

NOTE 23 — OTHER PROVISIONS

	2017	2016
Year ended 31 December	US$’000	US$’000
Balance at the beginning of the period (1)	6,025	—
New provisions	—	6,025
Changes in estimates	(747)	—
Settlements	(1,932)	—
Unwinding of discount	73	—
Reclassification from provisions to accrued liabilities	(103)	—
Balance at end of period (1)	3,316	6,025

(1)As at 31 December 2017 and 2016, $1.2 million and $2.8 were classified as current, respectively.

During 2016, the Company entered into an agreement with Schlumberger Limited (“Schlumberger”) to re‐fracture five Eagle Ford wells. Under the terms of the agreement, Schlumberger will be paid for the services, plus a premium (if applicable), from the incremental production generated by the re‐fractured wells above the forecasted base production prior to the re‐fracture work. The term of the agreement is five years, expiring in 2021. The estimate of the payout amount requires judgements regarding future production, pricing, operating costs and discount rates.

Also during 2016, the Company recognized a provision related to certain office space that was to no longer be used as a result of office space consolidation.  The office‐lease‐related costs represented the Company's estimate of future obligations under the operating leases, net of anticipated sublease income.  The Company entered into an agreement to sublease the office space in 2017 and at 31 December 2017, the liability was no longer considered a provision. The remaining liability was reclassified into accrued expenses on the consolidated statement of financial position.